                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 1

                                     TO THE

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

            This AMENDMENT NO. 1 to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of September 29, 2004, is entered into by and among Tesoro Petroleum Corporation (the "Borrower"), the financial institutions party to the below-defined Credit Agreement (the "Lenders"), and Bank One, NA (Main Office Chicago), as Administrative Agent (the "Agent"). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

                                   WITNESSETH

            WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Third Amended and Restated Credit Agreement dated as of May 25, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

            WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

      1. Amendment to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

      (a) The definition of "Aggregate Revolving Loan Commitment" set forth in
Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

            "Aggregate Revolving Loan Commitment" means the aggregate of the Revolving Loan Commitments of all the Lenders, as increased or reduced from time to time pursuant to the terms hereof. The Aggregate Revolving Loan Commitment as of September 29, 2004 is Six Hundred Fifty Million and 00/100 Dollars ($650,000,000).

      (b) The definition of "LC Issuer" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

            "LC Issuer" means (i) Bank One (or any subsidiary or affiliate of Bank One designated by Bank One) and (ii) any other Lender with a Revolving Loan Commitment hereunder (or any subsidiary or affiliate of such Lender designated by such Lender) which, at the Borrower's request, agrees, in such Lender's sole discretion, to become a LC Issuer, in each such case in Bank One's or such Lender's separate capacity (as applicable) as an issuer of Facility LCs hereunder. All references in this Agreement and the other Loan Documents to the "LC Issuer" shall be deemed to apply equally to each of the institutions referred to in clauses (i) and (ii) of this definition in their respective capacities as LC Issuer of any and all Facility LCs issued by each such institution.

      (c) The definition of "Subordinated Indebtedness Prepayment Conditions" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

            "Subordinated Indebtedness Prepayment Conditions" means:

            (x) if no Revolving Loans are outstanding immediately before or after the applicable prepayment, defeasance, purchase, redemption, retirement or acquisition, no Default or Unmatured Default exists; or

            (y) if Revolving Loans are outstanding immediately before or after making the applicable prepayment, defeasance, purchase, redemption, retirement or acquisition, (i) no Default or Unmatured Default exists, (ii) Excess Availability equals or exceeds $125,000,000,
            (iii) the "Fixed Charge Coverage Ratio" as calculated in Section
            6.21 on a rolling four quarter basis equals or exceeds 1.15 to 1.00, and (iv) such prepayment, defeasance, purchase, redemption, retirement or acquisition, when taken together with all Restricted Payments made under paragraph (c) of Section 6.10, does not exceed the sum of (x) $166,400,000 plus (y) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the fiscal quarter ending September 30, 2004; provided, however, that if Consolidated Net Income for such period is not positive, then 100% of such amount shall be subtracted from clause (x), plus (z) 100% of the amount of all Net Cash Proceeds or the fair market value (as determined by the Borrower's board of directors in its good faith judgment) of other assets resulting from any issuance of the Borrower's or any Subsidiary's Capital Stock or other securities that were or may be converted into or exchanged for such Capital Stock, in each case which occurs on or after July 1, 2004.

      (d) Section 2.1.4 of the Credit Agreement is hereby amended to restate the second sentence thereof in its entirety as follows:

      The Agent shall deposit such amounts into one or more accounts maintained with any of JPMorgan Chase Bank, Bank One or any of their respective affiliates (collectively, the "Pre-Funded Letter of Credit Account").

      (e) Section 2.4.3 of the Credit Agreement is hereby amended to delete therefrom the phrase "from the initial amount of $550,000,000" and to substitute therefor the phrase "from the amount of $650,000,000."

      (f) Section 2.19.1 of the Credit Agreement is hereby amended to delete the amount "$650,000,000" from clause (i) of the first sentence thereof and to substitute therefor the amount "$750,000,000."

      (g) Section 2.20 of the Credit Agreement is hereby amended in its entirety as follows:

      2.20 Increase of Aggregate Revolving Loan Commitment. The Borrower may from time to time request that the Aggregate Revolving Loan Commitment be increased to an amount which does not exceed $750,000,000 minus the aggregate amount of all permitted partial reductions of the Aggregate Revolving Loan Commitment under Section 2.4.3; provided, however, that upon any such request, the Borrower shall demonstrate, to the reasonable satisfaction of the Agent, that such increase will not breach the terms of any of (i) the indentures referenced in Section 9.18 or (ii) the Other Senior Secured Debt; provided, further, however, that (x) each requested increase shall be in an amount equal to $10,000,000 or an incremental amount in excess thereof, and (y) an increase in the Aggregate Revolving Loan Commitment hereunder may only be made at a time when no Unmatured Default or Default shall have occurred and be continuing or would result therefrom. The Agent may request an opinion of counsel from the Borrower in connection with any such increase. In the event of such a requested increase in the Aggregate Revolving Loan Commitment under this Section 2.20, each of the Lenders shall be given the opportunity to participate in the increased Aggregate Revolving Loan Commitment, (x) initially ratably in the proportion that its Revolving Loan Commitment bears to the Aggregate Revolving Loan Commitment and (y) to the extent that the requested increase in the Aggregate Revolving Loan Commitment is not fulfilled pursuant to the preceding clause, in such additional amounts as any Lender, including any new Lender, the Agent and the Borrower agree. No Lender shall have any obligation to increase its Revolving Loan Commitment pursuant to a request by the Borrower under this
Section 2.20. No increase hereunder shall be effective without the prior written consent of the Agent (no such consent to be unreasonably withheld), including, without limitation, the Agent's prior written consent to the documentation evidencing such increase.

      (h) Section 6.10 of the Credit Agreement is hereby amended in its entirety as follows:

      6.10 Restricted Payments. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividend or make any distribution on its capital stock (other than dividends or other distributions payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding (any of the foregoing, a "Restricted Payment"), except that:

      (a) any Subsidiary may declare and pay dividends or make distributions to the Borrower or any Subsidiary Guarantor;

      (b) the Borrower and its Subsidiaries may make a Restricted Payment in any amount so long as no Revolving Loans are outstanding immediately before or after making such Restricted Payment and so long as no Default or Unmatured Default exists immediately before or after making such Restricted Payment; or

      (c) if Revolving Loans are outstanding immediately before or after making a Restricted Payment, the Borrower may make a Restricted Payment so long as immediately before and after making such Restricted Payment, on a pro forma basis, (i) no Default or Unmatured Default exists, (ii) Excess Availability equals or exceeds $125,000,000, (iii) the "Fixed Charge Coverage Ratio" as calculated in Section 6.21 on a rolling four quarter basis equals or exceeds
1.15 to 1.00, and (iv) such Restricted Payment, when taken together with all other Restricted Payments made under this paragraph (c) and payments made in respect of Subordinated Indebtedness as contemplated under Section 6.26, does not exceed the sum of (x) $166,400,000 plus (y) 50% of Consolidated Net Income (if positive) earned in each fiscal quarter beginning with the fiscal quarter ending September 30, 2004; provided, however, that if Consolidated Net Income for such period is not positive, then 100% of such amount shall be subtracted from clause (x), plus (z) 100% of the amount of all Net Cash Proceeds or the fair market value (as determined by the Borrower's board of directors in its good faith judgment) of other assets resulting from any issuance of the Borrower's or any Subsidiary's Capital Stock or other securities that were or may be converted into or exchanged for such Capital Stock, in each case which occurs on or after July 1, 2004.

      (i) Section 6.14 of the Credit Agreement is hereby amended to insert the following Section 6.14.7 immediately after the existing Section 6.14.6:

      6.14.7 Indebtedness in an aggregate amount not to exceed $250,000,000 at any time arising under or in connection with Letters of Credit issued for the account of the Borrower or any Subsidiary thereof; provided, that such Letters of Credit shall only be used in connection with the Borrower's or such Subsidiary's acquisition of Petroleum Inventory outside of the United States of America.

      (j) Section 6.15 of the Credit Agreement is hereby amended to insert the following Section 6.15.24 immediately after the existing Section 6.15.23:

      6.15.24 Liens securing Indebtedness incurred pursuant to Section 6.14.7; provided, that none of the Borrower's or any Subsidiary's Property, other than Petroleum Inventory directly acquired through the use of those Letters of Credit described in Section 6.14.7, shall be subject to any such Lien.

      (k) The Commitment Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Commitment Schedule attached hereto as Exhibit A.

      (l) The Pricing Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Pricing Schedule attached hereto as Exhibit B.

      2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

            (a) the Agent shall have received executed copies of this Amendment from the Borrower and the each of the Lenders;

            (b) the Agent shall have received a written reaffirmation of the Borrower's and the Subsidiary Guarantors' respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit C hereto.

            (c) the Agent shall have received an opinion letter from the Borrower's and the Subsidiary Guarantors' in-house legal counsel in form and substance acceptable to the Agent.

            (d) the Agent shall have received, on behalf of the Lenders with Revolving Loan Commitments, amendment fees in the following amounts:

            for each Lender, an amount equal to the sum of 0.05% times such Lender's Revolving Loan Commitment in effect immediately prior to the effectiveness of this Amendment plus (x) if such Lender is a Tier I Lender (as defined below), 0.10% times the excess of such Lender's Revolving Loan Commitment in effect immediately after the effectiveness of this Amendment over such Lender's Revolving Loan Commitment in effect immediately prior to the effectiveness of this Amendment, (y) if such Lender is a Tier II Lender (as defined below), 0.15% times the excess of such Lender's Revolving Loan Commitment in effect immediately after the effectiveness of this Amendment over such Lender's Revolving Loan Commitment in effect immediately prior to the effectiveness of this Amendment, or (z) if such Lender is a Tier III Lender (as defined below), 0.20% times the excess of such Lender's Revolving Loan Commitment in effect immediately after the effectiveness of this Amendment over such Lender's Revolving

            Loan Commitment in effect immediately prior to the effectiveness of this Amendment.

            For purposes hereof, a Tier I Lender is a Lender whose Revolving Loan Commitment has increased by an amount less than $25,000,000 (for example, from $10,000,000 to $30,000,000). A Tier II Lender is a Lender whose Revolving Loan Commitment has increased by an amount equal to or greater than $25,000,000 and less than $50,000,000 (for example, from $10,000,000 to $50,000,000). A Tier III Lender is a Lender whose Revolving Loan Commitment has increased by an amount equal to or greater than $50,000,000 (for example, from $10,000,000 to $75,000,000).

      3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

            (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.

            (b) Upon the effectiveness of this Amendment, the Borrower hereby
(i) represents that no Default or Unmatured Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, provided that any such covenant, representation or warranty that references a specific date is reaffirmed as of such referenced date.

            (c) All amount outstanding under or in connection with the Indenture, dated as of July 2, 1998, pursuant to which certain 9% Senior Subordinated Notes due 2008 were issued, have been fully repaid and such Indenture and Senior Subordinated Notes, together with the agreements, documents and instruments delivered in connection therewith, have been terminated and neither the Borrower nor any of its Affiliates have any obligations remaining thereunder.

            (d) The increase in the Aggregate Revolving Loan Commitment set forth in this Amendment is permitted under the terms of the Other Senior Secured Debt and the indentures referenced in Section 9.18 of the Credit Agreement.

      4. Effect on the Credit Agreement.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

            (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. Effect on the Security Agreement. The Borrower, the Agent and the Lenders hereby acknowledge and agree that any Petroleum Inventory directly acquired by the Borrower or any Subsidiary thereof through the use of those Letters of Credit described in Section 6.14.7 of the Credit Agreement shall not be subject to the Lien granted under the Security Agreement only until such Petroleum Inventory is no longer subject to any Lien which may have been granted to the applicable issuer(s) of such Letters of Credit in accordance with Section
6.15.24 of the Credit Agreement. Such Petroleum Inventory, when not subject to such Letter of Credit issuer's Lien, shall be subject to the Lien granted under the Security Agreement.

      6. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF A COURT, TRIBUNAL OR OTHER JUDICIAL ENTITY WITH JURISDICTION OVER THE CREDIT AGREEMENT, THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS WERE TO DISREGARD SUCH CHOICE OF LAW, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF ILLINOIS.

      8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

               The remainder of this page is intentionally blank.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                             TESORO PETROLEUM CORPORATION,
                                             as the Borrower

                                             By: /s/ GREGORY A. WRIGHT
                                                --------------------------------
                                             Name:  Gregory A. Wright
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      individually, as initial LC Issuer, and as Administrative Agent


                                      By:    /s/ ANDREW D. HALL
                                         ---------------------------------------
                                      Name:  Andrew D. Hall
                                      Title: Director








                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      BANK OF AMERICA, N.A.

                                      By:    /s/ DENNIS M. HANSEN
                                         ---------------------------------------
                                      Name:  Dennis M. Hansen
                                      Title: Authorized Officer

















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                                      RETIREMENT SYSTEM

                                      By:    /s/ MIKE CRAYBAR
                                         ---------------------------------------
                                      Name:  Mike Craybar
                                      Title: Investment Officer

















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      FORTIS CAPITAL CORP.

                                      By:    /s/ DARRELL W. HOLLEY
                                         ---------------------------------------
                                      Name:  Darrell W. Holley
                                      Title: Managing Director

                                      By:    /s/ CHRISTOPHER S. PARADA
                                         ---------------------------------------
                                      Name:  Christopher S. Parada
                                      Title: Vice President















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      THE ROYAL BANK OF SCOTLAND plc

                                      By:    /s/ PAUL McDONAGH
                                         ---------------------------------------
                                      Name:  PAUL McDONAGH
                                      Title: SR. VICE PRESIDENT
















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      UFJ BANK LIMITED

                                      By:    /s/ CLYDE L. REDFORD
                                         ---------------------------------------
                                      Name:  Clyde L. Redford
                                      Title: Senior Vice President
















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      SUMITOMO MITSUI BANKING CORP.


                                      By:    /s/ ROBERT H. RILEY, III
                                         ---------------------------------------
                                      Name: Robert H. Riley, III
                                      Title: Senior Vice President
















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      WELLS FARGO FOOTHILL, LLC

                                      By:    /s/ PATRICK MCCORMACK
                                         ---------------------------------------
                                      Name:  Patrick McCormack
                                      Title: Assistant Vice President


















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      LASALLE BUSINESS CREDIT, LLC

                                      By:    /s/ JOSEPH C. FUDACZ
                                         ---------------------------------------
                                      Name:  Joseph C. Fudacz
                                      Title: Senior Vice President



















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      GUARANTY BANK

                                      By:    /s/ JIM R. HAMILTON
                                         ---------------------------------------
                                      Name:  Jim R. Hamilton
                                      Title: Senior Vice President



















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      CALYON NEW YORK BRANCH

                                      By:    /s/ OLIVIER AUDEMARD
                                         ---------------------------------------
                                      Name:  Olivier Audemard
                                      Title: Managing Director

                                      By:    /s/ PIERRE DEBRAY
                                         ---------------------------------------
                                      Name:  Pierre Debray
                                      Title: Managing Director















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH

                                      By:    /s/ WILFRED V. SAINT
                                         ---------------------------------------
                                      Name:  Wilfred V. Saint
                                      Title: Director
                                             Banking Products
                                             Services, US

                                      By:    /s/ JOSALIN FERMENDES
                                         ---------------------------------------
                                      Name:  Josalin Fermendes
                                      Title: Associate Director
                                             Banking Products
                                             Services, US












                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      PNC BANK, NATIONAL ASSOCIATION

                                      By:    /s/ TERRANCE O. MCKINNEY
                                         ---------------------------------------
                                      Name:  Terrance O. McKinney
                                      Title: Vice President


















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      PB CAPITAL CORPORATION

                                      By:    /s/ ANDREW L. SHIPMAN
                                         ---------------------------------------
                                      Name:  Andrew L. Shipman
                                      Title: Vice President

                                      By:    /s/ MICHAEL J. BEDORE
                                         ---------------------------------------
                                      Name:  Michael J. Bedore
                                      Title: Vice President















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                      By:    /s/ CATHERINE A. COWAN
                                         ---------------------------------------
                                      Name:  Catherine A. Cowan
                                      Title:  Director


















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      NATIONAL CITY BUSINESS CREDIT, INC.

                                      By:    /s/ THOMAS W. BUDA, JR.
                                         --------------------------------------
                                      Name:  Thomas W. Buda, Jr.
                                      Title: Vice President


















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      SIEMENS FINANCIAL SERVICES, INC.

                                      By:    /s/ FRANK AMODIO
                                         ---------------------------------------
                                      Name:  Frank Amodio
                                      Title: Vice President - Credit


















                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       HOUSTON AGENCY



                                       By: /s/ KELTON GLASSCOCK
                                       ------------------------------
                                       Name:  Kelton Glasscock
                                       Title: Vice President & Manager



                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       BANK OF SCOTLAND


                                       By: /s/ AMENA NABI
                                       -----------------------------------
                                       Name:  Amena Nabi
                                       Title: Assistant Vice President





                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       U.S. BANK, NATIONAL ASSOCIATION


                                       By: /s/ THOMAS VISCONTI
                                           -------------------------------------
                                       Name:  Thomas Visconti
                                       Title: Vice President




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       HIBERNIA NATIONAL BANK


                                       By: /s/ NANCY G. MOROGAS
                                           -------------------------------------
                                       Name:  Nancy G. Morogas
                                       Title: Vice President



                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       NATEXIS BANQUES POPULAIRES


                                       By: /s/ DANIEL PAYER
                                           -------------------------------------
                                       Name:   Daniel Payer
                                       Title:  Vice President


                                       By: /s/ LOUIS P. LAVILLE, III
                                           -------------------------------------
                                       Name:  Louis P. Laville, III
                                       Title: Vice President & Manager




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       ALLIED IRISH BANKS PLC


                                       By: /s/ MARTIN S. CHIN
                                           -------------------------------------
                                       Name:  Martin S. Chin
                                       Title: Vice President


                                       By: /s/ AIDAN LARIGAN
                                           -------------------------------------
                                       Name:  Aidan Larigan
                                       Title: Assistant Vice President



                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       RZB FINANCE LLP


                                       By: /s/ ASTRID WILKE
                                           -------------------------------------
                                       Name:  Astrid Wilke
                                       Title: Vice President


                                       By: /s/ CHRISTOPH HOEDL
                                           -------------------------------------
                                       Name:  Christoph Hoedl
                                       Title: Vice President




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       THE FROST NATIONAL BANK


                                       By: /s/ CINDY CARR
                                           -------------------------------------
                                       Name:  Cindy Carr
                                       Title: Relationship Banking Officer




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       WEBSTER BUSINESS CREDIT CORPORATION


                                       By: /s/ CARL GIORDANO
                                           -------------------------------------
                                       Name:  Carl Giordano
                                       Title: Assistant Vice President




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       ALASKA PACIFIC BANK


                                       By: /s/ JOHN E. ROBERTSON
                                           -------------------------------------
                                       Name:  John E. Robertson
                                       Title: Senior Vice President

                                       FRANKLIN CLO II LIMITED


                                       By: /s/ TYLER CHAN
                                           -------------------------------------
                                       Name:  Tyler Chan
                                       Title: Vice President


                                       FRANKLIN CLO III, LIMITED


                                       By: /s/ TYLER CHAN
                                           -------------------------------------
                                       Name:  Tyler Chan
                                       Title: Vice President


                                       FRANKLIN FLOATING RATE MASTER SERIES


                                       By: /s/ TYLER CHAN
                                           -------------------------------------
                                       Name:  Tyler Chan
                                       Title: Vice President


                                       FRANKLIN FLOATING RATE TRUST


                                       By: /s/ TYLER CHAN
                                           -------------------------------------
                                       Name:  Tyler Chan
                                       Title: Vice President




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       SEQUILS-Cumberland I, LTD.
                                       By: Deerfield Capital Management LLC
                                           as its Collateral Manager


                                       By: /s/ PETER SAKON
                                           -------------------------------------
                                       Name:  Peter Sakon
                                       Title: Vice President




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       AIB DEBT MANAGEMENT LIMITED


                                       By: /s/ MARTIN S. CHIN
                                           -------------------------------------
                                       Name:  Martin Chin
                                       Title: Vice President
                                              Investment Advisor to
                                              AIB Debt Management, Limited




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       ATRIUM CDO


                                       By: /s/ DAVID H. LERNER
                                           -------------------------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory

                                       ATRIUM II


                                       By: /s/ DAVID H. LERNER
                                           -------------------------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory

                                       CSAM FUNDING III


                                       By: /s/ DAVID H. LERNER
                                           -------------------------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory



                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      APEX (IDM) CDO I, LTD.

                                      By: Babson Capital Management LLC as
                                          Collateral Manager

                                      By: /s/ JOHN W. STELWAGON
                                          -------------------------------------
                                      Name:  JOHN W. STELWAGON
                                      Title: Managing Director

                                      BABSON CLO LTD. 2004-I

                                      By: Babson Capital Management LLC as
                                          Collateral Manager

                                      By: /s/ JOHN W. STELWAGON
                                          -------------------------------------
                                      Name:  JOHN W. STELWAGON
                                      Title: Managing Director

                                      C.M. LIFE INSURANCE COMPANY

                                      By: Babson Capital Management LLC as
                                          Investment Sub-Advisor

                                      By: /s/ JOHN W. STELWAGON
                                          -------------------------------------
                                      Name:  JOHN W. STELWAGON
                                      Title: Managing Director

                                      MAPLEWOOD (CAYMAN) LIMITED

                                      By: Babson Capital Management LLC under
                                          delegated authority from Massachusetts
                                          Mutual Life Insurance Company as
                                          Investment Manager

                                      By: /s/ JOHN W. STELWAGON
                                          -------------------------------------
                                      Name:  JOHN W. STELWAGON
                                      Title: Managing Director

                                      ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                      By: Babson Capital Management LLC as
                                          Collateral Manager

                                      By: /s/ JOHN W. STELWAGON
                                          -------------------------------------
                                      Name:  JOHN W. STELWAGON
                                      Title: Managing Director



                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                       GALAXY CLO 1999-1, LTD

                                       By: AIG Global Investment Corp. as
                                           Collateral Manager


                                       By: /s/ STEVEN S. OH
                                           -------------------------------------
                                       Name:  Steven S. Oh
                                       Title: Managing Director




                       SIGNATURE PAGE TO AMENDMENT NO. 1
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1

                               COMMITMENT SCHEDULE

                            (available upon request)

                                    EXHIBIT B
                                       TO
                                 AMENDMENT NO. 1

                                PRICING SCHEDULE

                                PRICING SCHEDULE

Applicable Fee Rate            Tier I Utilization           Tier II Utilization         Tier III Utilization
-------------------            ------------------           -------------------         --------------------
   Commitment Fee                     0.25%                        0.50%                        0.75%

The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower's senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BBB- or better by S&P or Baa3 or better by Moody's.

  Applicable
  Margin for                                 Revolving           Revolving         Revolving        Revolving
  Revolving               Revolving          Level II            Level III         Level IV          Level V
    Loans              Level I Status         Status              Status             Status           Status
---------------        --------------        ---------           ---------         ---------        ---------
Eurodollar Rate             1.50%              1.75%               2.00%              2.25%            2.50%
Floating Rate               0.00%              0.00%               0.25%              0.50%            0.75%

                                 Pre-Funded             Pre-Funded           Pre-Funded          Pre-Funded
                               Level I Status        Level II Status      Level III Status     Level IV Status
                               --------------        ---------------      ----------------     ---------------
Pre-Funded Letter of
  Credit Fee Rate                   1.50%                  1.75%                2.00%                2.25%

The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower's senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BB+ by S&P or Ba1 by Moody's and the Borrower does not qualify for pricing as set forth in the immediately preceding grid.

  Applicable
  Margin for                                 Revolving           Revolving         Revolving        Revolving
  Revolving               Revolving          Level II            Level III         Level IV          Level V
    Loans              Level I Status         Status              Status             Status           Status
---------------        --------------        ---------           ---------         ---------        ---------
Eurodollar Rate             1.75%              2.00%               2.25%              2.50%             2.75%
Floating Rate               0.00%              0.25%               0.50%              0.75%             1.00%

                                 Pre-Funded             Pre-Funded           Pre-Funded          Pre-Funded
                               Level I Status        Level II Status      Level III Status     Level IV Status
                               --------------        ---------------      ----------------     ---------------
Pre-Funded Letter of                1.75%                 2.00%                 2.25%                2.50%
  Credit Fee Rate

The following shall be used to calculate the Applicable Margin for Revolving Loans and the Pre-Funded Letter of Credit Fee Rate at any time the Borrower's senior long-term secured indebtedness (without giving effect to any credit enhancement) is lower than BB+ by S&P or Ba1 by Moody's and the Borrower does not qualify for pricing as set forth in the two immediately preceding pricing grids.

   Applicable
   Margin for                              Revolving           Revolving          Revolving           Revolving
   Revolving            Revolving           Level II           Level III           Level IV            Level V
     Loans           Level I Status          Status             Status              Status             Status
---------------      --------------        ---------           ---------          ---------           ---------
Eurodollar Rate           2.00%              2.25%               2.50%              2.75%               3.00%
Floating Rate             0.25%              0.50%               0.75%              1.00%               1.25%

                              Pre-Funded              Pre-Funded             Pre-Funded             Pre-Funded
                            Level I Status         Level II Status        Level III Status        Level IV Status
                            --------------         ---------------        ----------------        ---------------
Pre-Funded Letter of
   Credit Fee Rate               2.00%                  2.25%                   2.50%                  2.75%

      For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

      "Revolving Level I Status" exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, average daily Excess Availability for such fiscal quarter was greater than 55% of the average monthly Borrowing Base for such fiscal quarter.

      "Revolving Level II Status" exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, (i) the Borrower has not qualified for Revolving Level I Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 55% of the average monthly Borrowing Base for such fiscal quarter but greater than 45% of the average monthly Borrowing Base for such fiscal quarter.

      "Revolving Level III Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Revolving Level I Status or Revolving Level II Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 45% of the average monthly Borrowing Base for such fiscal quarter but greater than 30% of the average monthly Borrowing Base for such fiscal quarter.

      "Revolving Level IV Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Revolving Level I Status, Revolving Level II Status, or Revolving Level III Status and
(ii) average daily Excess Availability for such fiscal quarter was less than or equal to 30% of the average monthly Borrowing Base for such fiscal quarter but greater than 15% of the average monthly Borrowing Base for such fiscal quarter.

      "Revolving Level V Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Revolving Level I Status, Revolving Level II Status, Revolving Level III Status or Revolving Level IV Status, and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 15% of the average monthly Borrowing Base for such fiscal quarter.

      "Revolving Status" means either Revolving Level I Status, Revolving Level II Status, Revolving Level III Status, Revolving Level IV Status, or Revolving Level V Status.

      "Pre-Funded Level I Status" exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, average daily Excess Availability for such fiscal quarter was greater than 45% of the average monthly Borrowing Base for such fiscal quarter.

      "Pre-Funded Level II Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Pre-Funded Level I Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 45% of the average monthly Borrowing Base for such fiscal quarter but greater than 30% of the average monthly Borrowing Base for such fiscal quarter.

      "Pre-Funded Level III Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Pre-Funded Level I Status or Pre-Funded Level II Status, and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 30% of the average monthly Borrowing Base for such fiscal quarter but greater than 15% of the average monthly Borrowing Base for such fiscal quarter.

      "Pre-Funded Level IV Status" exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Pre-Funded Level I Status, Pre-Funded Level II Status or Pre-Funded Level III Status and
(ii) average daily Excess Availability for such fiscal quarter was less than or equal to 15% of the average monthly Borrowing Base for such fiscal quarter.

      "Pre-Funded Status" means either Pre-Funded Level I Status, Pre-Funded Level II Status, Pre-Funded Level III Status or Pre-Funded Level IV Status.

      "Tier I Utilization" means, on any date of determination, the average Aggregate Outstanding Revolving Loan Credit Exposure on such date was greater than 66% of the Aggregate Revolving Loan Commitment on such date.

      "Tier II Utilization" means, on any date of determination, the average Aggregate Outstanding Revolving Loan Credit Exposure on such date was greater than or equal to 33--1/3rd% of the Aggregate Revolving Loan Commitment on such date but less than or equal to 66% of the Aggregate Revolving Loan Commitment on such date.

      "Tier III Utilization" means, on any date of determination, the average Aggregate Outstanding Revolving Loan Credit Exposure on such date was less than 33--1/3rd% of the Aggregate Revolving Loan Commitment on such date.

The Applicable Margin, the Applicable Fee Rate, and the Pre-Funded Letter of Credit Fee Rate shall be determined in accordance with the foregoing tables based on the Borrower's Revolving Status or Pre-Funded Status, as applicable, for the applicable fiscal quarter. Such Revolving Status or Pre-Funded Status, as applicable, shall be determined based upon the Interim Collateral Reports and Monthly Collateral Reports delivered for such fiscal quarter. Adjustments, if any, to the Applicable Margin, the Applicable Fee Rate and the Pre-Funded Letter of Credit Fee Rate shall be effective five Business Days after the Agent has received all of the applicable Interim Collateral Reports and Monthly Collateral Reports. If the Borrower fails to deliver such Interim Collateral Reports and Monthly Collateral Reports to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin, the Applicable Fee Rate, and the Pre-Funded Letter of Credit Fee Rate shall be the highest Applicable Margin, Applicable Fee Rate, and Pre-Funded Letter of Credit Fee Rate set forth in the foregoing tables until the date on which such Interim Collateral Reports and Monthly Collateral Reports are so delivered. Notwithstanding the foregoing, for the period beginning on the Closing Date and ending on the fifth Business Day following the date on which the last Interim Collateral Report and the last Monthly Collateral Report are required to be delivered pursuant to Section 6.1 for the fiscal quarter ending September 30, 2004, Revolving Level II Status, Pre-Funded Level I Status and Tier II Utilization shall be in effect.